UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Eagle Pharmaceuticals, Inc., or the Company, held its 2023 annual meeting of stockholders, or the Annual Meeting, on June 28, 2023, at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the below proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, or the 2023 Proxy Statement, filed with the U.S. Securities and Exchange Commission on May 1, 2023. The following sets forth the certified voting results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

(i) The stockholders elected two Class III directors to serve as members of the Company’s board of directors until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified, or if sooner, until the director’s death, resignation, or removal. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven Ratoff	6,247,308	4,797,510	733,003
Robert Glenning	6,080,218	4,964,600	733,003

There were no abstentions with respect to this proposal.

(ii) The stockholders ratified the selection by the audit committee of the Company’s board of directors of Ernst & Young, LLP as the independent registered public accounting firm of the Company for fiscal year 2023. There were 11,765,727 votes cast for the proposal; 2,824 votes cast against the proposal; 9,270 abstentions; and there were no broker non-votes.

(iii) The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2023 Proxy Statement. There were 9,923,371 votes cast for the proposal; 1,114,809 votes cast against the proposal; 6,638 abstentions; and there were 733,003 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2023	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer